SCHEDULE 14A
                     Information Required In Proxy Statement

                            SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                            of 1934 (Amendment No. )

Filed by the Registrant                             [X]
Filed by a party other than the Registrant          [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss.240.14a-12

                         Mendocino Brewing Company, Inc.
                (Name of Registrant as Specified in its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transactions applies:

      (2)   Aggregate number of securities to which transactions applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount previously paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing party:

      (4)   Date filed:

                         MENDOCINO BREWING COMPANY, INC.
                               Post Office Box 400
                             13351 Highway 101 South
                            Hopland, California 95449
                                 (800) 733 3871

                                                                  Sept. 10, 2002

Dear Shareholder:

      I would like to personally invite you to attend the Annual Meeting of shareholders of Mendocino Brewing Company, Inc. (the "Company") to be held at 12:15 p.m., local time, on Friday, October 4, 2002, at the Ukiah Valley Conference Center located at 200 South School Street, Ukiah, California. Additional information about our Company, and about the Annual Meeting, accompanies this letter, and I urge each of you to read through it carefully.

      Last year was an important one for our Company. The acquisition of United Breweries International Ltd., and its wholly owned subsidiary UBSN, should make it possible for us to introduce our products on a more international level, at the same time as it adds a very important new label to our domestic family of brands. By acquiring them, we gained two important strategic assets: a profitable European business with a ten-year history with exclusive distribution rights to Kingfisher Lager in Europe; and the exclusive brewing and distribution rights for Kingfisher Lager in the United States as well. I firmly believe that the combined market presence of Red Tail Ale and Kingfisher Lager will enhance the desirability of both brands, while it fuels our customers' enthusiasm for the Company's other brands.

      During the second quarter of 2001 the Company launched the seasonal Black Eye Ale, a blend of Black Hawk Stout and Eye of the Hawk Select Ale. The recipe, which was made popular locally at our Hopland Brew Pub, has intrigued many of our loyal customers.

      Following the successful introduction of Red Tail Ale in twelve packs a few years ago, our customers began requesting Blue Heron twelve packs. Therefore, in May 2001, we launched our twelve pack containers of Blue Heron with the striking imagery of the label on the carton and decided to take this opportunity to promote and market our "bottle conditioned" brewing process which we feel differentiates us from our competitors and is unique only to a handful of brewers nationally.

      In April 2002, Kingfisher Premium Lager won the coveted Gold Medal at the Brewing Industry International Awards, held at the Guildhall in London. These awards have been dubbed "The Oscars of the Brewing Industry" because they represent recognition by fellow professional brewers that a beer is an outstanding example of its style. The awards attracted 683 entries from 30 countries around the world. This prestigious award is confirmation of the world champion quality of Kingfisher Premium Lager, and strengthens our conviction that Kingfisher will have a great future and success in the United States market.

Shareholders of Mendocino Brewing Company
September 10, 2002


      In response to the growing demand for India Pale Ales, we introduced White Hawk Select Original India Pale Ale in May 2002. Preliminary indications are that White Hawk will be a well received addition to our family of ales.

      These new products and innovations support our plans to improve the Company's profitability and operational effectiveness. We continue to focus upon our core business, capitalizing on the brand equity of our product portfolio, with a strong emphasis on further penetrating California, our home market. We expect to continue building brand and franchise value, and gaining market strength, as a result of the strength and variety of our brands and the support we provide them through our marketing and promotional programs.

      Following the terrorist attacks on the United States on September 11, 2001, the restaurant and lodging industries in both the United States and Europe experienced a significant decline in business. We have not been immune to that decline, and it is reflected in the Company's sales. However, we believe we have taken significant steps to compensate for this impact, and to minimize its effects. Notwithstanding these difficult market conditions, we have maintained our commitment to leadership and innovation. To date, our new product introductions have been successful, and I believe that we have generally strengthened our overall market position.

      I would like to express my personal gratitude to our management, our many dedicated employees, and my colleagues on the Board, for their tireless efforts and contributions during this period.

      Finally, I want to thank you, our shareholders, for your support during the last year, which is so important to us as we continue to pursue our goal of leadership in each of the Company's chosen markets.


                                                Dr. Vijay Mallya
                                                Chairman

                         MENDOCINO BREWING COMPANY, INC.
                               Post Office Box 400
                             13351 Highway 101 South
                            Hopland, California 95449
                                 (800) 733-3871

                                                              September 10, 2002

Dear Shareholder:

      You are cordially invited to attend the Annual Meeting of shareholders of Mendocino Brewing Company, Inc. (the "Company") to be held at 12:15 p.m., local time, on Friday, October 4, 2002, at the Ukiah Valley Conference Center located at 200 South School Street, Ukiah, California (the "Annual Meeting").

      As described in the accompanying Proxy Statement, at the Annual Meeting the shareholders will elect Directors of the Company for the forthcoming year. The following individuals, all of whom are currently members of the Company's Board of Directors, have been nominated by the Board for election to the Board again this year: Dr. Vijay Mallya, H. Michael Laybourn, Jerome G. Merchant, R.H.B. (Bobby) Neame, Sury Rao Palamand, Kent D. Price, Yashpal Singh, and David Townshend.

      You will also be asked to approve the appointment of Moss Adams L.L.P. as the Company's independent auditors for the current fiscal year. The Board of Directors does not anticipate that any additional proposals will be presented for consideration at the Annual Meeting.

      Your Board of Directors recommends that you vote FOR the election of its nominees for Director, and FOR ratification of the appointment of Moss Adams, L.L.P. as the Company's independent auditors for the current fiscal year. You are encouraged to read the enclosed Proxy Statement which provides detailed information concerning all of the Proposals which are expected to come before the Annual Meeting.

      Your vote is important, regardless of the number of shares you own. On behalf of your Board of Directors, I urge you to complete, date, and sign the accompanying proxy and return it to the Company promptly. Doing so will not prevent you from attending the Annual Meeting or voting in person, but it will assure that your vote is counted if you are unable to attend the Annual Meeting. You may revoke your proxy at any time, by submitting either a written notice of revocation or a duly executed proxy bearing a later date to the Company's Secretary at the Company's offices prior to the Annual Meeting, or by attending the Annual Meeting and voting in person.

      All of us at Mendocino Brewing Company look forward to seeing you at the Annual Meeting.

                                                Sincerely,

                                                N. Mahadevan
                                                Corporate Secretary

                         MENDOCINO BREWING COMPANY, INC.
                               Post Office Box 400
                             13351 Highway 101 South
                            Hopland, California 95449
                                 (800) 733-3871

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      to be held on Friday, October 4, 2002

                                   ----------

      NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of the Shareholders of Mendocino Brewing Company, Inc., a California corporation (the "Company"), will be held on Friday, October 4, 2002, at 12:15 p.m., local time, at the Ukiah Valley Conference Center located at 200 South School Street, Ukiah, California, for the following purposes:

      1. To elect Directors of the Company, each to serve until the next Annual Meeting of Shareholders and until his successor has been elected and qualified or until his earlier resignation or removal. The Board of Directors has nominated the following candidates: Dr. Vijay Mallya, H. Michael Laybourn, Jerome G. Merchant, R.H.B. (Bobby) Neame, Sury Rao Palamand, Kent D. Price, Yashpal Singh, and David Townshend.

      2. To ratify the appointment of Moss Adams L.L.P. as independent auditors of the Company for the year ending December 31, 2002.

      3. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

      The Board of Directors has fixed the close of business on August 30, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. Only shareholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

      To help us in planning for the Annual Meeting, please mark the appropriate box on the accompanying proxy if you plan to attend. PLEASE NOTE THAT THE ENCLOSED PROXY IS BEING SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS.


                                              By Order of the Board of Directors



                                              ----------------------------------
Hopland, California                           N. Mahadevan
September 10, 2002                            Corporate Secretary

                         MENDOCINO BREWING COMPANY, INC.
                               Post Office Box 400
                             13351 Highway 101 South
                            Hopland, California 95449

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON OCTOBER 4, 2002

                                  INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Mendocino Brewing Company, Inc., a California corporation (the "Company"), of proxies to be used at the Annual Meeting of the Shareholders of the Company to be held on Friday, October 4, 2002, at 12:15 p.m., local time, at the Ukiah Valley Conference Center located at 200 South School Street, Ukiah, California, and at any adjournment or adjournments thereof (the "Annual Meeting"). The approximate date on which this Proxy Statement and the accompanying Proxy were mailed to stockholders is September 10, 2002. The mailing address of the principal executive offices of the Company is: Post Office Box 400, 13351 Highway 101 South, Hopland, CA 95449, and its telephone number is: (800) 733-3871.

Matters for Consideration at the Annual Meeting

      At the Annual Meeting, Shareholders will be asked to consider and to vote upon the following:

      Proposal No. 1: To elect Directors of the Company, each to serve until the next Annual Meeting of Shareholders and until his successor has been elected and qualified or until his earlier resignation or removal. The Board of Directors has nominated the following candidates: Dr. Vijay Mallya, H. Michael Laybourn, Jerome G. Merchant, R.H.B. (Bobby) Neame, Sury Rao Palamand, Kent D. Price, Yashpal Singh, and David Townshend.

      Proposal No. 2: To ratify the appointment of Moss Adams, L.L.P. to serve as the Company's independent accountants for the year ending December 31, 2002.

      THE BOARD OF DIRECTORS OF THE CORPORATION UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE FOREGOING PROPOSALS.

                                TABLE OF CONTENTS

Caption                                                                 Page No.
-------                                                                 --------

GENERAL INFORMATION ...........................................................3
   Persons Making the Solicitation.............................................3
   Voting Securities of the Company............................................3
   Solicitation of Proxies.....................................................5
   Revocability of Proxies.....................................................5
   Market Listing..............................................................6
   Forward Looking Statements Regarding the Company............................6
   Available Information.......................................................6

PROPOSAL NO. 1: ELECTION OF DIRECTORS..........................................6
   Nominees for Director.......................................................7
   Directors and Executive Officers of the Company.............................7
   Board of Directors' Meetings and Committees.................................9
   Report of the Audit Committee..............................................10
   Director Compensation......................................................11
   Significant Employees......................................................11
   Security Ownership of Certain Beneficial Owners and Management.............11
   Executive Compensation.....................................................11
   SUMMARY COMPENSATION TABLE.................................................14
   Stock Option Grants........................................................14
   Employment Agreement.......................................................15
   Certain Transactions.......................................................15
   Change in UBA's Beneficial Ownership Interest..............................16
   Section 16(a) Beneficial Ownership Reporting Compliance....................17
   VOTE REQUIRED FOR THE ELECTION OF DIRECTORS................................17

PROPOSAL NO. 2: RATIFICATION OF INDEPENDENT AUDITORS..........................18
   VOTE REQUIRED FOR APPROVAL OF
         THE APPOINTMENT OF MOSS ADAMS LLP....................................19

OTHER MATTERS.................................................................19
   Shareholder Proposals to be Presented at the Next Annual Meeting...........19
   Availability of Form 10-KSB................................................19
   Other Matters to be Considered at the Annual Meeting.......................20
   Supplements and Other Attached Documents...................................20

EXHIBIT A: AUDIT COMMITTEE CHARTER ...........................................20

Documents Attached:

      Mendocino Brewing Company, Inc. 2002 Annual Report on Form 10-KSB (without Exhibits)

                               GENERAL INFORMATION

Persons Making the Solicitation

      This solicitation of Proxies is being made by the Company's Board of Directors. The expenses of preparing, assembling, printing, and mailing this Proxy Statement and the materials used in the solicitation of Proxies for the Annual Meeting will be borne by the Company. It is contemplated that Proxies will be solicited principally through the use of the mails, but officers, Directors, and employees of the Company may solicit Proxies personally or by telephone, without receiving special compensation therefor. The Company will reimburse banks, brokerage houses, and other custodians, nominees, and fiduciaries for their reasonable expenses in forwarding these Proxy materials to shareholders whose stock in the Company is held of record by such entities.

Voting Securities of the Company

      All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given, and shareholders may of course attend the Annual Meeting and vote their shares in person. Proxies which are executed and returned to the Company without contrary instructions will be voted "For" the election of each of the Board's nominees for Director (as indicated in Proposal No. 1), "For" the appointment of Moss Adams as the Company's independent auditors for the year 2002 (as indicated in Proposal No. 2), and otherwise in the discretion of the proxyholders.

      Outstanding Shares; Record Date. There were issued and outstanding 11,266,874 shares of the Company's Common Stock (the "Common Stock") and 227,600 shares of the Company's Series A Preferred Stock (the "Series A Preferred Stock") at the close of business on August 30, 2002, which date has been fixed as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date").

      Voting Generally.

            Holders of Common Stock. On any matter submitted to the vote of the shareholders other than the election of Directors, each holder of Common Stock will be entitled to one vote, in person or by Proxy, for each share of Common Stock held of record on the Company's books as of the Record Date. With respect to the special rules relating to the election of Directors, please see below under the captions "Election of Directors" and "Cumulative Voting."

            Holders of Series A Preferred Stock. The Company's Series A Preferred Stock does not normally carry with it the right to vote, and accordingly the holders of the Series A Preferred Stock will not have the right to vote on any matter scheduled to come before the Annual Meeting.

      Voting Procedures. Holders of the Company's Common Stock may vote in favor of or against any of the Proposals, or may abstain from voting on them, by specifying their choice as indicated on the enclosed proxy card. If no specific instructions are given with respect to any Proposal, however, the shares represented by any signed proxy will be voted FOR that Proposal. Shareholders may also abstain from voting on all of the Proposals by simply not returning any proxy card. If a shareholder wishes to do so, he or she may also attend the Annual Meeting in person, and either submit a signed proxy card at that time or vote by ballot at the Annual Meeting.

      Votes Required for Approval. Directors of the Company will be elected (Proposal No. 1) by the vote of a plurality of the shares of Common Stock which are present at the Annual Meeting, as discussed below under the heading "Election of Directors." Thus, abstentions and broker non-votes could have an indirect effect on the outcome of the election of Directors, since they will enable a smaller number of votes to determine the outcome of the election.

      Ratification of Proposal No. 2 (approval of the auditors for fiscal 2002) will require only the affirmative vote of the holders of a majority of the shares of Common Stock of the Company voting in person or by proxy at the Annual Meeting. Thus, abstentions and broker non-votes, although they will be counted in determining whether a quorum is present for the vote on all matters to come before the Annual Meeting, will have no direct effect on the outcome of the votes on Proposal No. 2.

      Election of Directors. With respect to the election of Directors, shareholders may vote in favor of all nominees, or withhold their votes as to all nominees, or withhold their votes as to specific nominees, by following the instructions on the enclosed proxy card. Directors will be elected by a plurality of the votes cast by the holders of the Company's Common Stock, voting in person or by proxy at the Annual Meeting.

      A shareholder may choose to withhold from the proxyholders the authority to vote for any of the individual candidates nominated by the Board of Directors, by marking the appropriate box on the proxy card and writing in the names of the disfavored candidates as they appear on the proxy card. In that event, the proxyholders will not cast any of the shareholder's votes for candidates whose names have been so indicated, whether or not cumulative voting is called for at the Annual Meeting, but they will retain the authority to vote for the candidates nominated by the Board of Directors whose names have not been so indicated, and for any other candidates who may be properly nominated at the Annual Meeting. If a shareholder wishes to specify the manner in which his or her votes are allocated in the event of cumulative voting, then he or she must appear and vote in person at the Annual Meeting. Ballots will be available at the Annual Meeting for persons desiring to vote in person. All votes will be tabulated by Equiserve, Inc., the Company's Registrar and Transfer Agent, which will act as the tabulating agent for the Annual Meeting.

      Cumulative Voting. In connection with the election of Directors (only), shares may be voted cumulatively, but only for persons whose names have been placed in nomination prior to the voting for election of Directors and only if a shareholder present at the Annual Meeting gives notice at the Annual Meeting, prior to the vote, of his or her intention to vote cumulatively. (Notice of intention to vote cumulatively may not be given by simply marking and returning a proxy.) If any Company shareholder gives such notice, then all shareholders eligible to vote will be entitled to cumulate their votes in voting for election of Directors. Cumulative voting allows a shareholder to cast a number of votes equal to the number of shares held in his or her name as of the Record Date, multiplied by the number of Directors to be elected. All of these votes may be cast for any one nominee, or they may be distributed among as many nominees as the shareholder sees fit. The nominees receiving the highest number of votes, up to the number of places to be filled, shall be elected.

      If one of the Company's shareholders gives notice of intention to vote cumulatively, the persons holding the proxies solicited by the Board of Directors will exercise their cumulative voting rights, at their discretion, to vote the shares they hold in such a way as to ensure the election of as many of the Board's nominees as they deem possible. This discretion and authority of the proxyholders may be withheld by checking the box on the proxy card marked "withhold from all nominees." Such an instruction, however, will also deny the proxyholders the authority to vote for any or all of the nominees of the Board of Directors, even if cumulative voting is not called for at the Annual Meeting, although it will not prevent the proxyholders from voting, at their discretion, for any other person whose name may be properly placed in nomination at the Annual Meeting.

      Under California law, cumulative voting may not be used in connection with any matter other than the election of Directors.

      Quorum. The presence of the persons entitled to vote a majority of the voting shares of the Company at the Annual Meeting, whether those persons are present in person or only by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present at the time the Annual Meeting is convened, or if for any other reason the Company believes that additional time should be allowed for the solicitation of proxies or consideration of the issues raised at the Annual Meeting, the Company may adjourn the Annual Meeting. If the Company proposes to adjourn the Annual Meeting by a vote of the shareholders, the persons named in the enclosed form of proxy will vote all shares for which they have voting authority in favor of such adjournment.

      Votes Cast at the Annual Meetings. Representatives of Equiserve, Inc., the Company's Registrar and Transfer Agent, will be in attendance at the Annual Meeting in order to receive and tabulate any votes cast at that time.

Solicitation of Proxies

      The expense of soliciting proxies in the form accompanying this Proxy Statement will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company and/or its agents may also solicit proxies by mail, telephone or facsimile, or in person. The Company will request that brokers, custodians, nominees, and other record holders of the Company's Common Stock forward copies of the proxy and other soliciting materials to persons for whom they hold such shares and request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

Revocability of Proxies

      A form of Proxy for voting your shares at the Annual Meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to, and may, revoke it at any time before it is exercised, by filing with the Secretary of the Company an instrument revoking it or a duly executed Proxy bearing a later date. In addition, if the person executing a Proxy is present at the Annual Meeting, and elects to vote in person, the powers of the Proxy holders will be superseded as to those Proposals on which the shareholder actually votes at the Annual Meeting.

Market Listing

      The Company's Common Stock is listed on the Pacific Exchange, where it trades under the symbol "MBR," and is quoted on the OTC Bulletin Board of The Nasdaq Stock Market, Inc. under the symbol "MENB".

Forward Looking Statements Regarding the Company

      Certain information contained in this proxy statement which does not relate to historical financial information may be deemed to constitute forward looking statements. The words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "believe," "intend," "plan," "budget," or similar expressions identify "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. This proxy statement contains certain forward-looking statements with respect to the plans, objectives, future performance, and business of the Company. Because such statements are subject to risks and uncertainties, actual results may differ materially from historical results and those presently anticipated or projected. The Company's shareholders are cautioned not to place undue reliance on such statements, which speak only as of the date of this Proxy Statement. The Company does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Available Information

      The Company is subject to the informational reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith periodically files reports, proxy statements, and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information can be inspected and copies made at the public reference facilities of the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and the Commission's regional offices at Seven World Trade Center, Suite 1300, New York, New York 10048 and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Section of the Commission at its Washington, D.C. address at prescribed rates. Such material may also be accessed electronically by means of the Commission's Web site at http://www.sec.gov.

                      PROPOSAL NO. 1: ELECTION OF DIRECTORS

      At the Annual Meeting, Shareholders will elect Directors to hold office until the next Annual Meeting of Shareholders and until their respective successors have been elected and qualified or until such Directors' earlier resignation or removal. Under the Company's Bylaws the Company's Board may consist of between five and nine members, with the current number set at eight.

      Shares represented by the accompanying proxy will be voted for the election of the nominees recommended by the Board unless the proxy is marked in such a manner as to withhold authority so to vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to, or for good cause will not, serve as a Director.

Nominees for Director

      The Board has nominated its current eight members to serve as Directors of the Company until the next Annual Meeting. The Board's nominees are: Dr. Vijay Mallya, H. Michael Laybourn, R.H.B. (Bobby) Neame, Kent D. Price, Sury Rao Palamand, Jerome G. Merchant, Yashpal Singh, and David Townshend. As of the date of this Proxy Statement, no other names had been placed in nomination for consideration by the Shareholders at the Annual Meeting.

Directors and Executive Officers of the Company

      The following table sets forth the names, ages as of September 1, 2002, and certain information regarding each of the Company's current Directors and executive officers, and each of the Board's nominees for Director:


                                                                        Director
Name                           Age    Position                           Since
-----                          ---    --------                           -----
H. Michael Laybourn            64     Director                           1993
Vijay Mallya, Ph.D.            47     Director, Chairman of the Board,   1997
                                      and Chief Executive Officer
Jerome G. Merchant*+           41     Director                           1997
Mahadevan Narayanan            44     Chief Financial Officer and        ----
                                      Secretary
R.H.B. (Bobby) Neame           68     Director                           1998
Sury Rao Palamand, Ph.D.*+     72     Director                           1998
Kent D. Price*+                59     Director                           1998
Yashpal Singh                  56     Director and President             1997
David R. Townshend             56     Director                           2001

--------------
*     Member of the Audit/Finance Committee.
+     Member of the Compensation Committee.

      H. Michael Laybourn, co-founder of the Company, served as the Company's President from its inception in 1982 through December, 1999, and as its Chief Executive Officer from inception through October 1997. Mr. Laybourn was elected a Director in November 1993 when the Company began the process of converting from a limited partnership to a corporation and served as Chairman of the Board from June 1994 through October 1997. Mr. Laybourn is a former Vice President of the California Small Brewers Association and a former Chairman of the Board of Directors of the Brewers Association of America. Mr. Laybourn holds a Bachelor of Fine Arts degree from Arizona State University.

      Vijay Mallya, Ph.D., became Chairman of the Board and Chief Executive Officer of the Company in October 1997. Dr. Mallya has been the Chairman of several companies since 1983. Dr. Mallya is Chairman of UBICS, Inc., United Breweries Limited, UB Engineering Limited, Mangalore Chemicals and Fertilizers Ltd., Herbertsons Limited, McDowell & Co. Ltd., and other affiliated companies (collectively the "UB Group"). United Breweries Limited and McDowell & Co., Ltd. are two of Asia's leading beer and spirits companies. The UB Group has annual sales in excess of (US) $1 Billion. He also sits on boards of several foreign companies and organizations including companies comprising the UB Group, The Institute of Economic Studies (India), and the Federation of the Indian Chamber of Commerce and Industries. Dr.

Mallya holds a Bachelor of Commerce degree from the University of Calcutta in India and an honorary Doctorate in Business Administration from the University of California, Irvine.

      Jerome G. Merchant became a Director in October 1997 and was Chief Financial Officer of the Company from November 1997 to October, 1998. Mr. Merchant currently serves as the Strategic Planning Consultant to the Chairman's Office of the Company and has served in such capacity since July 1996. Since April 1993, Mr. Merchant has served in various capacities for Cal Fed Investments, a wholly owned subsidiary of Cal Fed Bank. He is currently responsible for the due diligence and monitoring of all investment products for Cal Fed Investments. Mr. Merchant received his Bachelor of Science degree in Managerial Economics-Finance from the University of California, Davis.

      Mahadevan Narayanan joined the company in early 2001 as Secretary, Corporate Controller and Chief Financial Officer. Before joining the Company, he served the United Breweries Group in India for the prior 17 years in various financial and accounting capacities. Mr. Mahadevan was most recently employed as Senior Manager of Accounting Services of Herbertsons Ltd. for the past six years. He holds a Bachelors Degree in Mathematics and is a Chartered Accountant in India.

      R.H.B. (Bobby) Neame became a Director in January 1998. Mr. Neame has served as the Chairman of Shepherd Neame Ltd. for more than thirty years. Shepherd Neame Ltd. has operated as a brewery in England for 300 years, making it England's oldest continuously operating brewery.

      Sury Rao Palamand, Ph.D., became a Director in January 1998. Dr. Palamand is the president of Summit Products, Inc., a beverage development firm serving the beverage industry; Chairman of the Southend Management, LLC which owns and operates a chain of restaurant breweries in the States of North Carolina, South Carolina, and Florida; and President of the Historic Lemp Brewery, LLC, which develops micro breweries and restaurants. From 1966 to 1989, Dr. Palamand served as Director, Beer and New Beverage Development for Anheuser-Busch Companies, Inc. Dr. Palamand holds a Master of Science in Chemistry from the University of Bombay, India and a Master of Science and Doctorate in Food and Flavor Technology from the Ohio State University, Columbus Ohio, USA.

      Kent D. Price became a Director in January 1998. He is currently the President and CEO of Robert Kent and Company, an investment and consulting company. Additionally, he is currently the Chairman of Fluid, Inc., President of Parker Price Venture Capital, and a Director of Capital Markets Company. From August 1994 until July 1998, he was employed by IBM Banking, Finance and Securities Industries as General Manager of Securities and Capital Markets. From 1993 through August 1994, he served as Chairman and Chief Executive Officer of the Bank of San Francisco. He currently serves as a Director of The San Francisco Company, which is the holding company for the Bank of San Francisco. He also sits on the board of the American Bridge Company. Mr. Price received a Bachelor of Arts in history and politics and a Master of Arts in Slavic studies from the University of Montana and attended Oxford University as a Rhodes Scholar.

      Yashpal Singh, President of the Company since January 2000, became a Director in October 1997 and has served as its Executive Vice President and Chief operating Officer since May 1998. From May 1997 to March 1998, Mr. Singh served as Executive Vice-President- Operations for United Breweries of America, Inc. ("UBA"), an affiliate of the Company (see

"Security Ownership of Certain Beneficial Owners and Management," below) In that capacity, he was responsible for UBA's United States brewing operations. Between 1992 and 1997, Mr. Singh also served as Senior Vice President-Operations for United Breweries Ltd., an Indian Corporation, where he was responsible for the operations of 12 breweries, instituting new projects, and technical and operational evaluation of potential acquisition opportunities worldwide. Mr. Singh has over 38 years of experience in the brewing industry. Mr. Singh holds a Bachelors degree in Science from Punjab University in India, and has graduate training in the fields of Brewing, Malting, and Mineral Water Technology. Mr. Singh is an associate member of the Institute of Brewing, London; a member of the Master Brewers Association of America; and was a former executive member of the Managing Committee of the All India Brewer's Association.

      David Townshend became a Director in 2001. He is also a Director of UBSN, and has been the General Manager of UBSN since 1990. Mr. Townshend's responsibilities encompass all aspects of UBSN's operations. Prior to his promotion to General Manager of UBSN, Mr. Townshend served as Transport Manager for Shepherd Neame Limited, where his responsibilities included distribution and customer services.

Board of Directors' Meetings and Committees

      During the fiscal year ended December 31, 2001, the Board of Directors held two meetings. Except for Mr. Laybourn, as described below under the heading "Special Committee," no Director attended fewer than 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which he served.

      Listed below are the committees of the Board of Directors, along with Directors who served as members of each committee during 2001.

      Audit and Finance Committee. The Board has a standing Audit/Finance Committee and a standing Compensation Committee. The Board does not have a nominating committee or a committee performing similar functions.

      Messrs. Merchant, Price, and Palamand presently serve as the members of the Audit/Finance Committee. The Audit/Finance Committee met four times during 2001. The Audit/Finance Committee reviews, acts on, and reports to the Board of Directors with respect to various auditing, accounting and finance matters, including the selection of the Company's auditors, the scope of the annual audits, fees to be paid to the auditors, the performance of the Company's auditors, and the accounting practices of the Company.

      On November 27, 2001 the Audit/Finance Committee adopted an Audit Committee Charter for presentation to the Company's full Board of Directors. The Charter was presented to and formally adopted by the Board on January 4, 2002. A copy of the Audit Committee Charter is attached to this Proxy Statement as Exhibit A.

      Compensation Committee. Messrs. Merchant, Price, and Palamand presently serve as the members of the Compensation Committee. The Compensation Committee met once during 2001. The Compensation Committee considers all matters of compensation with respect to the chief executive officer, president, any vice president, and any other senior executives, and makes recommendations to the Board regarding the compensation of such persons. The Compensation Committee also makes determinations with respect to the granting of stock options with respect to Directors who are also employees of the Company.

      Special Committee. The Special Committee, consisting of Directors Kent D. Price (as Chairman), Sury Rao Palamand, and Michael Laybourn, was created by the Board in 1998 for the purpose of advising the Board concerning certain potential transactions by the Company, including among others the acquisition of United Breweries International and its subsidiary UBSN, which was approved by the Company's shareholders, and consummated, during 2001. The Special Committee met ten times during 2001. Mr. Laybourn attended only two of those meetings.

Report of the Audit Committee

      The following audit committee report is provided in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC"). Pursuant to such rules and regulations, this report shall not be deemed "soliciting materials" filed with the SEC, subject to Regulation 14A or 14C or
Section 18(a) of the Securities Exchange Act of 1934, as amended.

      The Board of Directors maintains an Audit/Finance Committee comprised of three of the Company's outside directors. The Board of Directors and the Audit/Finance Committee believe that the Audit/Finance Committee's current member composition satisfies the rules of the National Association of Securities Dealers, Inc. ("NASD") and the Pacific Stock Exchange that govern audit committee composition, including the requirement that all audit committee members be "independent directors." The Audit/Finance Committee has adopted a written charter.

      The Audit/Finance Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of accounting, auditing, and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit/Finance Committee reviewed and discussed the audited financial statements with management; discussed with the independent auditors the material required to be discussed by statement on auditing standards no. 61; and reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board's Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

      Based on the review and discussions referred to above, the Audit/Finance Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the years ended December 31, 2000 and 2001, as filed with the SEC.

                                Approved  by the Members of the Audit Committee:

                                                Jerome G. Merchant
                                                Sury Rao Palamand
                                                Kent D. Price

Director Compensation

      The Company's policy with respect to compensation of outside Directors for their services as Directors is as follows: each outside Director receives $3,000 per Board meeting he attends and $1,000 per committee meeting he attends. The outside Directors may opt to receive such compensation in cash, or in shares of the Company's Common Stock which will be valued at its fair market value as of the date of the meeting of the Board of Directors or of the meeting of the committee for which the outside Director is being compensated. To date, all of the outside Directors have elected to receive such compensation in shares of the Company's Common Stock. In addition, every year each outside Director is granted options to purchase a number of shares of Common Stock having a fair market value equal to $25,000, as determined on the date of the grant, at an option exercise price equal to the closing price of the Company's Common Stock on the Pacific Exchange.

      Mr. Merchant receives a monthly fee of $4,000 in exchange for consulting services he renders to the Company. This monthly fee is in lieu of the normal Directors' fees of $3,000 per Board meeting and $1,000 per committee meting. In exchange for his consulting services with regard to the acquisition of United Breweries International Limited and related transactions during 2001, Mr. Merchant received a total of 105,665 shares of Company Common Stock.

      Additionally, in recognition of their past services as Directors of the Company, on August 30, 1999 the Company's three outside Directors (at that time) were issued a one-time grant of shares of the Company's Common Stock in the following amounts: Mr. Neame, 18,500 shares; Mr. Price, 31,800 shares; and Mr. Palamand, 23,100 shares.

Significant Employees

      Don Barkley, 49, joined the Company in 1983 as Master Brewer and has served in that capacity continuously since then. In 1993 Mr. Barkley was the President and representative to the national board of governors of the Master Brewers Association of the Americas, Northern California District. Mr. Barkley holds a Bachelor of Science degree in fermentation science from the University of California, Davis.

Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company's Common Stock and Series A Preferred Stock as of August 29, 2002, for (a) each shareholder known by the Company to own beneficially 5% or more of the outstanding shares of its Common Stock or Series A Preferred Stock; (b) each Director; and (c) all Directors and executive officers of the Company as a group. Except as noted, the Company believes that the beneficial owners of the Common Stock and Series A Preferred Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

                                                               Shares Beneficially   Approximate
                Name                                                 Owned(1)        Percentage
                ----                                                 --------        ----------
United Breweries of America, Inc.+                                 3,087,818(2)        27.4%

Inversiones Mirabel S.A                                            5,500,000           48.8%
         Hong Kong Bank Building
         6th Floor, Samuel Lewis Avenue
         P O Box 6-4298, El Dorado
         Panama City
Vijay Mallya, Ph.D.+                                               8,587,818(3)        76.2%
H. Michael Laybourn++                                                354,254(4)         3.1%
R.H.B. (Bobby) Neame                                                 127,810(5)         1.1%
         c/o Shepherd Neame, Ltd.
         17 Court Street
         Faversham, Kent ME13 3AX
         United Kingdom                                              180,097(5)         1.6%
Kent D. Price
         c/o Robert Kent and Company
         Wood Island #308
         60 E. Sir Francis Drake Blvd
         Larkspur, CA 94939
Sury Rao Palamand, Ph.D                                              147,500(5)         1.2%
         50 Crestwood Executive Center, Suite 207
         St. Louis, MO 63126
Jerome G. Merchant+                                                  195,964(5)         1.7%
Yashpal Singh++                                                           --             --
David Townshend                                                           --             --
         c/o UBSN Limited
         17 Court Street
         Faversham, Kent ME13 3AX
         United Kingdom
All Directors and executive officers as a group (8 persons)        9,593,443(6)          82%

SERIES A PREFERRED STOCK:
H. Michael Laybourn                                                    6,100            2.7%
All Directors and executive officers as a group                        6,100            2.7%
         (8 persons)

----------
+     Three Harbor Drive, Suite 115, Sausalito, CA 94965
++    1601 Airport Road, Ukiah, CA 95402

                   (Footnotes continue on the following page.)

      (1) Applicable percentages of ownership are based on 11,266,874 shares of Common Stock outstanding. Shares of Common Stock subject to a contract of purchase or options currently exercisable or exercisable within 60 days after the date of this Statement are deemed outstanding for computing the percentage ownership of the person obligated to purchase the shares or holding the options but are not deemed outstanding for computing the percentage of any other person.

      (2) Does not include (i) 1,203,858 shares issuable upon conversion of certain convertible notes issued to UBA, or (ii) 882,057 outstanding shares which are held in the aggregate by Messrs. Laybourn, Scahill, Franks, and Barkley and which, pursuant to a Shareholders' Agreement, are subject to (A) a right of first refusal to purchase, held by the Company, which may become exercisable within 60 days, and (B) the requirement that the owners of record vote such shares for four Directors designated by UBA and two additional independent Directors who are acceptable to UBA.

      (3) Includes all shares held by UBA and Inversiones. Dr. Mallya may be deemed to be a beneficial owner of UBA and Inversiones because they are both controlled by Golden Eagle Trust, which in turn is controlled by persons who may exercise discretion in Dr. Mallya's favor among others. Dr. Mallya is also the Chairman and Chief Executive Officer of UBA. Does not include 1,203,858 shares issuable upon conversion of certain convertible notes issued to UBA.

      (4) Includes 68,077 shares subject to options exercisable or that will be exercisable within 60 days. Does not include 3,683,698 currently outstanding shares held by UBA, Messrs. Scahill, Franks, and Barkley, all of which are subject to Shareholders' Agreement which requires the parties thereto to vote for one Director designated by Mr. Laybourn.

      (5) Includes 90,299 shares subject to options which are presently exercisable or will be exercisable within 60 days.

      (6) Does not include 595,880 outstanding shares held by Messrs. Scahill, Franks, and Barkley pursuant to a Shareholders' Agreement which requires the parties thereto to vote for four Directors designated by UBA, one Director designated by Mr. Laybourn, and two additional independent Directors who are acceptable to UBA, and which grants UBA a right of first refusal with respect to such shares. Includes 429,273 shares subject to options which are presently exercisable or will be exercisable within 60 days.

Executive Compensation

      The following table sets forth the annual compensation, including salary, bonuses, and certain other compensation, paid by the Company to its Chief Executive Officer and most highly-compensated executive officers during each of the fiscal years ended December 31, 1999, 2000, and 2001. During those years, there were no restricted stock awards or long-term incentive program payouts, and none of the Company's other executive officers received total compensation in excess of $100,000 in any of those years.

                                                       SUMMARY COMPENSATION TABLE

                                                         Annual Compensation                      Long-Term Compensation
                                    ---------------------------------------------------------------------------------------
                                                                                                 Awards          Payouts
                                                                                               ----------------------------
                                                                                               Securities
   Name                                                                        Other Annual    Underlying       All Other
And Principal                                    Salary            Bonus       Compensation    Options/SARs    Compensation
  Position                          Year          ($)               ($)             ($)            (#)              ($)
-----------------------             ----        --------           -----          ------         ------           ------
Vijay Mallya                        2001        $120,000           $0.00           $0.00
Chief Executive Officer             2000        $120,000           $0.00           $0.00
                                    1999        $120,000           $0.00          $8,266

H. Michael Laybourn                 2001           $0.00           $0.00           $0.00         48,077
Former President                    2000           $0.00           $0.00           $0.00         20,000
                                    1999        $120,000           $0.00          $9,027


Yashpal Singh,                      2001        $115,965         $33,212          $9,983
President and Chief                 2000        $106,267         $30,050          $9,027
Operating Officer                   1999        $100,008         $30,000          $7,916


Stock Option Grants

      The following table sets forth certain information concerning options held by the named executive officers at December 31, 2001. No stock options were granted to or exercised by any of the Company's executive officers during the year ended December 31, 2001. On January 4, 2002, the Company granted 48,077 options to purchase its common stock to Michael Laybourn pursuant to the Company's 1994 Stock Option Plan.

                                                               Percent of Total
                                 Number of Securities       Options/SARs Granted To       Exercise or
                                  Underlying Options             Employees in             Base Price      Expiration
Name                              /SARs Granted (#)               Fiscal Year              ($/Share)         Date
----                              -----------------               -----------              ---------         ----
H. Michael Laybourn                     20,000                        N/A                    $1.25         08/24/05
                                        48,077                        N/A                    $0.52         01/03/07

Employment Agreement

      The Company entered into an employment agreement with its current President and Chief Operating Officer, Yashpal Singh, effective on April 1, 1998. Under that agreement, which will expire in 2004 (but may be terminated at any time, by either party, upon six months notice), Mr. Singh's base salary was initially set at $100,000 per year, however, based on performance reviews, his base salary may be increased annually by the Company's Board of Directors. For the current year, Mr. Singh's base salary is $115,000. Mr. Singh is also entitled to receive an annual bonus, based on an annual performance review, and such bonuses may amount to as much as 36% of Mr. Singh's base salary. The Company provides Mr. Singh with standard medical and dental benefits and may also provide approximately $200,000 in life insurance benefits.

Certain Transactions

      Acquisition of United Breweries International (UK) Limited

      Effective as of August 13, 2001, the Company consummated a shareholder-approved transaction by which it purchased all of the issued and outstanding capital stock of United Breweries International (UK) Limited, a United Kingdom corporation ("UBI") in exchange for five million five hundred thousand (5,500,000) shares of the Company's Common Stock. UBI has as its wholly-owned subsidiary UBSN Ltd., a corporation organized in England ("UBSN"). At the time of the Acquisition, UBI was owned by Inversiones Mirabel, SA, a Panamanian corporation ("Inversiones"), which was in turned owned by Golden Eagle Trust, a trust formed under the laws of the Isle of Man (part of the United Kingdom) ("Golden Eagle"). Golden Eagle is controlled by trustees who may act in favor of the Company's Chairman of the Board and Chief Executive Officer, Dr. Vijay Mallya.

      Prior to the Acquisition, Golden Eagle had already held a controlling interest in the Company through its controlling (97%) interest in United Breweries of America, Inc., a Delaware corporation ("UBA"), which owns 3,087,818 shares (representing 55.3% of the Company's Common Stock outstanding prior to the Acquisition). As a result of its ownership or control of Inversiones and UBA, Golden Eagle currently controls 8,587,818 shares, or 76.2%, of the Company's outstanding shares of Common Stock.

      As described below, under the heading "Master Line of Credit Agreement," UBA also has the right, under the terms of certain convertible promissory notes issued to it by the Company, to convert the outstanding principal and interest under such notes into additional shares of the Company's common stock (the "Conversion Rights"). If the Conversion Rights were to be exercised in full, UBA could acquire an additional 1,203,858 shares of the Company's Common Stock (the "Conversion Shares"), representing an additional 9.6% of the Company's outstanding Common shares, which would increase its ownership percentage to 34.4% (and the interest of Golden Eagle to 78.5%). UBA also has an agreement with certain of the Company's original founders under which it holds rights of first refusal to acquire from them up to an additional 882,057 shares of Common Stock. These shares would represent 7.8% of the Company's currently outstanding shares of Common Stock, increasing UBA's total ownership (assuming UBA had also acquired the Conversion Shares) to 5,173,733 shares of Common Stock and its ownership percentage to 41.5%. The exercise of these rights of first refusal, when added to the Conversion Shares, would increase the total number of shares controlled by Golden Eagle to (through both UBA and Inversiones) 10,673,733, and its total ownership percentage to 85.6%.

      Master Line of Credit Agreement

      On August 31, 1999, the Company and UBA entered into a Master Line of Credit Agreement, which was subsequently amended on April 28, 2000, and February 12, 2001 (the "Credit Agreement"). The terms of the Credit Agreement provide the Company with a line of credit in the principal amount of up to $1,600,000.

      As of the date of this filing, the UBA has made thirteen (13) separate advances to the Company under the Credit Agreement, pursuant to a series of individual eighteen (18) month promissory notes issued by the Company to UBA (the "UBA Notes"). As of August 31, 2002, the aggregate outstanding principal amount of the UBA Notes was $1,515,371, and the accrued but unpaid interest thereon was equal to approximately $290,416.

      The UBA Notes require the Company to make quarterly interest payments to UBA on the first day of April, July, October, and January. To date, UBA has permitted the Company to capitalize all accrued interest. Upon maturity of any UBA Note, unless UBA has given the Company prior instructions to commence repayment of the outstanding principal balance, the outstanding principal and accrued but unpaid interest on such Note may be converted, at the option of UBA, into shares of the Company's common stock. If UBA does not elect to so convert any UBA Note upon maturity, it has the option to extend the term of such UBA Note for any period of time mutually agreed upon by UBA and the Company. During the extended term of any UBA Note, UBA has the right to require the Company to repay the outstanding principal balance, along with the accrued and unpaid interest thereon, to UBA within sixty (60) days.

      All thirteen (13) of the UBA Notes made pursuant to the Credit Agreement have matured. Because UBA has neither (i) delivered notice to the Company to commence repayment of the mature Notes prior to their maturity dates, nor (ii) converted the Notes upon maturity, it now has the right to require the Company to repay the outstanding principal balance of any or all of the Mature Notes, along with accrued interest, at any time, on sixty (60) days notice. As of the date of this filing, UBA has not required that the Company commence quarterly payments of the outstanding interest on these Notes, nor has it required that Company repay the outstanding principal balance on the Notes, although it would be within its rights under the Credit Agreement to do so.

      The Company and UBA have entered into discussions regarding the repayment and/or conversion of the Notes. On December 28, 2001, the Company and UBA entered into a Confirmation of Waiver which provides a written confirmation that as of August 13, 2001, UBA waived its rights with regard to all conversion rate protection as set forth in the UBA Notes. On January 14, 2002, the Special Committee of the Company's Board of Directors made a formal offer to UBA to terminate the Credit Agreement and convert the principal amount plus accrued interest on all of the UBA Notes into shares of the Company's Common Stock, at a conversion rate of $1.00 per share. If UBA decides to accept this proposal, which is still open, the Company would be required to issue a total of 1,805,787 additional shares of Common Stock in exchange for cancellation of the UBA Notes. As of the date of this Proxy Statement, UBA had not accepted the Special Committee's proposal.

      Certain Other Agreements

      In addition to the agreements described above, the Company has entered into a number of other agreements and relationships with companies that may be viewed as related entities, including a license agreements for the Kingfisher trademark, an agreement for the distribution of lager and beer products in Europe, a brewing agreement and a loan agreement in connection with the brewing and distribution of beers and related products sold under the Kingfisher trademark in Europe, a market development agreement related to the promotion of Kingfisher beer and related consumer products, and a brewing license agreement in connection with the brewing of Kingfisher beer in the United States. Information about all of those agreements can be found in the Company's Annual Report on Form 10-KSB, which accompanies this Proxy Statement, under the heading "Item 12, Certain Relationships and Related Transactions."

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires each of the Company's executive Directors and officers, and each person who or which is a beneficial owner of more than 10% of the Company's Common Stock, to file forms with the Securities and Exchange Commission ("SEC") and the Pacific Stock Exchange reports of ownership and changes in ownership of the Company's shares. These persons are required by SEC regulation to furnish the Company with copies of all such forms they file.

      Based solely upon a review of such Forms furnished to the Company during fiscal 2000 and 2001, the following individuals failed to file on a timely basis, as disclosed in the above forms, reports required by Section 16(a) of the Exchange Act during those years:

      The Company's Secretary and Chief Financial Officer, N. Mahadevan, failed to timely file with the Commission an Initial Statement of Beneficial Ownership on Form 3, which was due within ten (10) days following the date he first became an officer of the Company, in January, 2001. David Townshend, a member of the Company's Board of Directors, also failed to timely file Form 3, which was due within ten (10) days following the date he became a Director, in June of 2001. Neither Mr. Mahadevan nor Mr. Townshend owned any of the Company's equity securities at the time he became an officer or a Director of the Company. Both Mr. Mahadevan and Mr. Townshend have filed Annual Statements of Changes in Beneficial Ownership on Forms 5 with the Commission to report the foregoing information which should have been reported on Forms 3. Neither Mr. Mahadevan nor Mr. Townshend has been a party to any transactions in the Company's equity securities during 2001.

      Michael Laybourn failed to report on a timely basis a sale of the Company's common stock that occurred in July, 2001. Mr. Laybourn has filed Form 5 with the Commission to report the transaction which should have been reported on a Statement of Changes in Beneficial Ownership on Form 4 no later than August 10, 2001.

                   VOTE REQUIRED FOR THE ELECTION OF DIRECTORS

      The affirmative vote of the holders of a plurality of the shares of Common Stock present and voting at the Annual Meeting is required to elect each of the nominees for Director. Each share of Common Stock which is represented, in person or by proxy, at the Annual Meeting will be accorded one vote on each nominee for Director, unless one or more shareholders express an intention to exercise the right of cumulative voting, in which case all shares will be accorded the cumulative voting rights. For purposes of this vote, abstentions and broker non-votes will in effect not be counted. Please see "GENERAL INFORMATION -- Voting Securities of the Company - Cumulative Voting," above, for a brief description of the voting procedures in the event that cumulative voting is requested at the Annual Meeting in connection with the election of Directors.

      The Board of Directors recommends that shareholders vote FOR the election of all eight of the nominees named above.

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF
                   THE NOMINEES FOR DIRECTOR DESCRIBED ABOVE.


              PROPOSAL NO. 2: RATIFICATION OF INDEPENDENT AUDITORS

      The Company has appointed Moss Adams, L.L.P. ("Moss Adams"), as its independent auditors to perform the audit of the Company's financial statements for the year 2002, and the shareholders are being asked to ratify that appointment. Moss Adams audited the Company's 2000 and 2001 financial statements. The Company's Annual Report on Form 10-KSB for the year ended December 31, 2001, which incorporates the 2001 financial statements, is included (without Exhibits) with this Proxy Statement.

      Audit Fees. The aggregate fees billed by Moss Adams for the audit of the Company's annual consolidated financial statements for the year ended December 31, 2001 were $62,688; fees of an additional $21,166 were billed to the Company during 2001 in connection with Moss Adams' review of its financial statements in connection with the Company's Quarterly Reports on Form 10-QSB.

      Financial Information System Design and Implementation Fees. There were no fees billed by Moss Adams to the Company for financial information systems design and implementation for the year ended December 31, 2001.

      All Other Fees. The aggregate fees billed to the Company for all other services rendered by Moss Adams for the year ended December 31, 2001 were $42,209; of which $22,311 were related to services in connection with the acquisition of UBI and UBSN.

      The Audit Committee has determined that the provision of the services rendered above for (a) financial information systems design and implementation and (b) all other fees is compatible with the maintenance of Moss Adams' independence.

      The Audit Committee has determined that the provision of the services rendered above for (a) financial information systems design and implementation and (b) all other fees is compatible with the maintenance of Moss Adams' independence.

      Representatives of Moss Adams, L.L.P. are expected to be present at the Annual Meeting, will have an opportunity to make a statement at the Annual Meeting if they desire to do so, and are expected to be available to respond to appropriate questions.

      Ratification of the appointment of Moss Adams, L.L.P. requires the vote of a majority of the shares of the Company's Common Stock present in person or represented by a proxy at the Annual Meeting and entitled to vote. Abstentions have no effect.

                          VOTE REQUIRED FOR APPROVAL OF
                        THE APPOINTMENT OF MOSS ADAMS LLP

      The affirmative vote of the holders of a majority of the shares of Common Stock present and voting at the Annual Meeting is required to approve the appointment of Moss Adams LLP as the Company's independent auditors for the year 2002. Each share of Common Stock which is represented, in person or by proxy, at the Annual Meeting will be accorded one vote on this Proposal. For purposes of this vote, abstentions and broker non-votes will in effect not be counted.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION
                    OF THE APPOINTMENT OF MOSS ADAMS, L.L.P.


                                  OTHER MATTERS

Shareholder Proposals to be Presented at the Next Annual Meeting

      Any proposal which a shareholder wishes to have presented at the next annual meeting and included in the management proxy materials relating to such meeting must be received at the main office of the Company a reasonable time before the Company begins to print and mail its proxy material in connection with that meeting. The Company will advise its shareholders of the date of its next (2003) Annual Meeting of Shareholders, once that date has been set, through its Quarterly Reports on Form 10-QSB or by a Current Report on Form 8-K. If a shareholder proposal for consideration at the 2003 Annual Meeting is in compliance with all of the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, it will be included in the proxy statement for that meeting, and set forth on the form of proxy issued for the 2002 Annual Meeting of Shareholders.

      If a shareholder of the Company wishes to present a proposal before the Company's next annual meeting but does not wish to have the proposal considered for inclusion in the Company's proxy statement and proxy card, such shareholders must give written notice to the Secretary of the Company at its main office. Such a notice must be received a reasonable time before the 2002 Annual Meeting.

      It is urged that any shareholder proposals be sent by certified mail, return receipt requested.

Availability of Form 10-KSB

      Included with this Proxy Statement, and partially incorporated herein, is a copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001 (without exhibits). THE COMPANY WILL PROVIDE TO ANY SHAREHOLDER, UPON WRITTEN REQUEST AND WITHOUT CHARGE, AN ADDITIONAL COPY OF THIS REPORT. Such written requests should be made to the Company at Mendocino Brewing Company, Inc., Attn: Sarah T. McDaniel, Manager, Shareholder Relations, Post Office Box 400, 13351 Highway 101 South, Hopland, California 95449, Telephone: (800) 733-3871.

Other Matters to be Considered at the Annual Meeting

      The Board of Directors does not presently intend to present matters other than the foregoing for action by the shareholders at the Annual Meeting, and, so far as is known to the Board of Directors, no matters are to be brought before the Annual Meeting except as specified herein. As to any business that may properly come before the Annual Meeting, however, it is intended that proxies, in the form accompanying this Proxy Statement, will be voted in accordance with the judgment of the persons voting such proxies.

Supplements and Other Attached Documents

      The Company hereby incorporates into this Proxy Statement by reference of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001, as described above in the section of this Proxy Statement captioned "PROPOSAL NO. 1", under the heading "Certain Transactions". A copy of the Form 10-KSB (not including the Exhibits thereto) accompanies this Proxy Statement.

      The information specifically incorporated by reference herein is deemed to be a part of this Proxy Statement; however the information incorporated herein from the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001, is only deemed to be a part of this Proxy to the extent that any statements or information contained therein which have not been superseded or corrected by statements or information provided in this Proxy Statement or the attachments and supplements hereto.

                                    EXHIBIT A


                         MENDOCINO BREWING COMPANY, INC.

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.    Purpose

      The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Mendocino Brewing Company, Inc. (the "Company") is to assist the Board in fulfilling its statutory and fiduciary oversight responsibilities relating to the Company's financial accounting, reporting and controls. The Committee's principal functions are to:

      o monitor the periodic reviews of the adequacy of the accounting and financial reporting process and systems of internal control that are conducted by the Company's independent auditors and the Company's financial and senior management;

      o review and evaluate the independence and performance of the Company's independent auditors; and

      o facilitate communication among the Company's independent auditors, the Company's financial and senior management, and the Board.

      The Committee will fulfill these functions primarily by carrying out the activities enumerated in Part IV of this charter. In order to serve these functions, the Committee shall have unrestricted access to Company personnel and documents, and shall have authority to direct and supervise an investigation into any matters within the scope of its duties, including the power to retain outside counsel in connection with any such investigation.

      While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of the management and the Company's independent auditors. Nor is the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and its independent auditors or to assure compliance with laws and regulations and the Company's policies and procedures.

II.   Membership

      All members of the Committee will be appointed by, and shall serve at the discretion of, the Board. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the Committee membership.

      As of the date this charter is adopted, the Committee shall consist of three or more members of the Board, with the exact number being determined by the Board. Each member of the Committee shall be "independent" as defined by the rules of The Nasdaq Stock Market, as they may be amended from time to time (the "Rules"), except as otherwise permitted by such Rules. Each member of the Committee shall have the ability to read and understand fundamental financial statements (or become able to do so within a reasonable time after joining the Committee) and at least one member shall have prior experience in accounting, financial management or financial oversight, as required by the Rules.

III.  Meetings

      Meetings of the Committee shall be held from time to time as determined by the members of the Committee. The Committee should periodically meet with the independent auditors out of the presence of management about internal controls, the fullness and accuracy of the Company's financial statements and any other matters that the Committee or these groups believe should be discussed privately with the Committee. The Committee members, or the Chairman of the Committee on behalf of all of the Committee members, should communicate with management and the independent auditors on a quarterly basis in connection with their review of the Company's financial statements.

IV.   Responsibilities and duties

      The following shall be the principal recurring process of the Committee in carrying out its oversight responsibilities. These processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate and may establish policies and procedures from time to time that it deems necessary or advisable in fulfilling its responsibilities.

      1. Review the Company's quarterly and annual financial statements, including any report or opinion by the independent auditors, prior to distribution to the public or filing with the Securities and Exchange Commission.

      2. In connection with the Committee's review of the financial statements:

            o Discuss with the independent auditors and management the financial statements and the results of the independent auditors' audit of the financial statements.

            o Discuss any items required to be communicated by the independent auditors in accordance with SAS 61, as amended. These discussions should include the independent auditors' judgement about the quality and appropriateness of the Company's accounting principles, the reasonableness of significant judgements, the clarity of disclosures in the Company's financial statements and any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

      3. In connection with the Committee's review of the quarterly financial statements:

            o Discuss with the independent auditors and management the results of the independent auditors' SAS 71 review of the quarterly financial statements.

            o Discuss significant issues, events and transactions and any significant changes regarding accounting principles, practices, judgements or estimates with management and the independent auditors, including any significant disagreements among management and the independent auditors.

      4. Discuss any comments or recommendations of the independent auditors outlined in their annual management letter. Approve a schedule for implementing any recommended changes and monitor compliance with the schedule.

      5. Discuss with the independent auditors and management their periodic reviews of the adequacy of the Company's accounting and financial reporting processes and systems of internal control, including the adequacy of the systems of reporting to the Audit Committee by each group.

      6. Periodically consult with the independent auditors out of the presence of management about internal controls, the fullness and accuracy of the Company's financial statements and any other matters that the Committee or these groups believe should be discussed privately with the Committee.

      7. Review the independence and performance of the independent auditors. Recommend to the Board the appointment or discharge of the independent auditors.

      8. Communicate with the Company's independent auditors about the Company's expectations regarding its relationship with the auditors, including the following; (i) the independent auditors' ultimate accountability to the Board and the Committee, as representatives of the Company's stockholders; and (ii) the ultimate authority and responsibility of the Board and the Committee to select, evaluate and, where appropriate, replace the independent auditors.

      9. Review and approve processes and procedures to ensure the continuing independence of the Company's independent auditors. These processes shall include obtaining and reviewing, on an annual basis, a letter from the independent auditors describing all relationships between the independent auditors and the Company required to be disclosed by Independence Standards Board Standard No.1, reviewing the nature and scope of such relationships and discontinuing any relationships that the Committee believes could compromise the independence of the auditors.

      10.   Review the independent auditor's audit plan.

      11. Approve the fees and other significant compensation to be paid to the independent auditors.

      12. Periodically review the status of any legal matters that could have a significant impact on the Company's financial statements.

      13. Annually prepare a report to the Company's stockholders for inclusion in the Company's annual proxy statement as required to by the rules and regulations of the Securities and Exchange Commission, as they may be amended from time to time.

      14. Maintain minutes and periodically report to the Board on significant matters related to the Committee's responsibilities.

      15. Review and reassess the adequacy of the Committee's charter at least annually.

      16. Perform any other activities required by applicable law, rules or regulations, including the rules of the Securities and Exchange Commission and any stock exchange or market on which the Company's Common Stock is listed, and perform other activities that are consistent with this charter, the Company's Bylaws, and governing laws, as the Committee or the Board deems necessary or appropriate.